EXHIBIT 99.1

ADVANCED DRAINAGE SYSTEMS ANNOUNCES KEY MANAGEMENT CHANGES

-- Scott Barbour to serve as President and Chief Executive Officer

-- C. Robert Kidder to serve as Chairman of the Board

HILLIARD, Ohio – (August 17, 2017) – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced several leadership changes in accordance with its previously communicated succession plan, which will become effective September 1, 2017. The Company’s Board of Directors has named Scott Barbour to serve as President and Chief Executive Officer, succeeding Joe Chlapaty, who has served in that capacity since 2004. The Board also named C. Robert Kidder, its current lead independent director, as Chairman of the Board, and Scott Barbour as a Director. Scott will be replacing Joe Chlapaty who will become Chairman Emeritus of the Board.

Mr. Kidder said, “This announcement comes at the right time as we enter the next chapter of the Company’s evolution. Over the years, ADS has proven its ability to thrive on change and we are excited to have Scott lead the team and our Company forward. Scott is a well-rounded executive whose leadership style and skill set aligns well with ADS’ culture and its objectives to drive growth and operational excellence. I am confident that his expertise and experience honed while leading Emerson Electric’s $4.5 billion global Network Power business will position ADS well for future success.”

“I am very excited to join the ADS team and to continue the Company’s legacy of revolutionizing the water management industry,” said Mr. Barbour.  “ADS is a great business with outstanding prospects for the future. I look forward to building upon the Company’s industry leadership, commitment to innovation and recent initiatives that drive operating performance improvements by leveraging its talented team and strong financial position.”

Mr. Kidder continued, “On behalf of the Board and management, we thank Joe for his countless contributions and dedication to the Company. Under his leadership, ADS has grown from a private organization with $50 million in sales to an industry leader, with an exceptionally strong brand and more than $1.2 billion in sales across multiple end markets and geographies. Over the past 37 years, Joe’s passion for the business and his leadership helped position ADS at the forefront of the markets we serve today.”

Mr. Barbour has over 25 years of experience in the industrials sector. Most recently, he worked for Emerson Electric, a global technology and engineering company that provides solutions for customers in industrial, residential and commercial markets as President and CEO of its $4.5 billion Network Power business. Mr. Barbour was responsible for managing major multi-million dollar contract negotiations, leading and implementing a global profitability optimization program, expanding Emerson’s geographic footprint, introducing new product lines, and managing the spin-off and subsequent sale of the Network Power business, now Vertiv. During his tenure at Emerson, Mr. Barbour also held several leadership positions including Group Vice President of Emerson Client Technologies Group, President, Emerson Client Technologies Asia Pacific Division, and President, Emerson Client Technologies Air Conditioning Division. In these roles, Mr. Barbour drove significant technology initiatives, increased profitability and led new product development. Mr. Barbour began his career at Colt Industries, where he worked as a product engineer. Mr. Barbour received his Bachelor of Science in Mechanical Engineering from Southern Methodist University and his Master of Business Administration from the Owen Graduate School of Management, Vanderbilt University.

About the Company

Advanced Drainage Systems is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of approximately 60 manufacturing plants and over 30 distribution centers. To learn more about the ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods, any further delay in the filing of any filings with the SEC; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor / Media Contact

Michael Higgins

614-658-0050

Mike.Higgins@ads-pipe.com